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                                                                    EXHIBIT 23.1
                        Consent of Independent Auditors

The Board of Directors
US Airways Group, Inc.
US Airways, Inc.:

We consent to the use of our report dated February 24, 1999 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /s/ KPMG LLP

Washington, DC
August 19, 1999